Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL
NPS PHARMACEUTICALS, INC.

Offer to Purchase for Cash
any and all of the Outstanding
3.0% Convertible Notes Due 2008
of
NPS Pharmaceuticals, Inc.
(CUSIP Nos. 62936PAB9 and 62936PAA1)

Pursuant to the Offer to Purchase
dated September 6, 2007

THE OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON OCTOBER 4, 2007, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).

The Depositary for the Offer is:
U.S. Bank National Association

By Mail, Overnight Mail, Courier or Hand:
60 Livingston Avenue
St. Paul, Minnesota 55107
Attention: Specialized Finance

For Information: (800) 934-6802
By Facsimile: (651) 495- 8158

          DELIVERY OF THIS LETTER OF TRANSMITTAL (THIS “LETTER OF TRANSMITTAL”) TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

          Capitalized terms used but not defined herein shall have the same meanings given them in the related Offer to Purchase dated September 6, 2007 (the “Statement”).

          THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

          This Letter of Transmittal is to be used by the holders of the 3.0% Convertible Notes due 2008 (the “Notes”) of NPS Pharmaceuticals, Inc., a Delaware corporation (“NPS Pharmaceuticals”), if:

•	certificates for tendered Notes are to be physically delivered to the Depositary; or

•

tender of Notes is to be made by book-entry transfer to the Depositary’s account at The Depository Trust Company (“DTC”) pursuant to the procedures for book-entry transfer set forth under the caption “Terms of the Offer — Procedure for Tendering Notes” in the Statement;

and, in each case, instructions are not being transmitted through the DTC’s Automated Tender Offer Program (“ATOP”).

          Holders who are tendering by book-entry transfer to the Depositary’s account at DTC can execute the tender through ATOP. DTC participants that are accepting the Offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary’s account at DTC. DTC will then transmit an Agent’s Message to the Depositary for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

           Only registered holders are authorized to tender their Notes. The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

TENDERING OF NOTES

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _____________________________________________________________________________

Account Number: _______________________________________________________________________________________

Transaction Code Number: ________________________________________________________________________________

☐	CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s): _____________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________________________________________________

Name of Institution with Guaranteed Delivery: ________________________________________________________________

Account Number: _______________________________________________________________________________________

          List below the Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples.

DESCRIPTION OF NOTES TENDERED

Name(s) and Address(es) of Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in Which Notes Are Held	Certificate Number(s)*	Principal Amount Represented	Principal Amount Tendered**

Total Principal Amount of Notes:

*	Need not be completed by holders tendering by book-entry transfer.

**

Unless otherwise specified, it will be assumed that the entire aggregate principal amount of the Notes described above is being tendered. See Instruction 4. Only registered holders may validly tender their Notes pursuant to the Offer.

          The names and addresses of the holders should be printed exactly as they appear on the certificates representing the tendered Notes. The Notes and the principal amount of Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

          The undersigned hereby tenders to NPS Pharmaceuticals, Inc. (“NPS Pharmaceuticals”), upon the terms and subject to the conditions set forth in the Statement dated September 6, 2007 (as it may be amended or supplemented from time to time, the “Statement”), receipt of which is acknowledged, and in accordance with this Letter of Transmittal (which together with the Statement, constitutes the “Offer”), the principal amount of Notes indicated in the table above labeled “Description of Notes Tendered” under the column heading “Principal Amount Tendered.” If nothing is indicated in that column, then it will be assumed that the entire aggregate principal amount represented by the Notes described in the table is being tendered.

          Subject to, and effective upon, the acceptance for payment of the Notes tendered in accordance with the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, NPS Pharmaceuticals, all right, title and interest in and to all of the tendered Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Depositary also acts as the agent of NPS Pharmaceuticals, with respect to tendered Notes, and with full powers of substitution and resubstitution:

•

to present such Notes and all evidences of transfer and authenticity to, or transfer of ownership of, such Notes on the account books maintained by The Depository Trust Company (“DTC”) to, or upon the order of, NPS Pharmaceuticals; and

•	to receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes,

all in accordance with the terms and conditions of the Offer as described in the Statement. The above granted power of attorney is deemed to be an irrevocable power of attorney coupled with an interest.

          If the undersigned is not the registered holder listed in the box above labeled “Description of Notes Tendered” under the column heading “Principal Amount Tendered” or the holder’s legal representative or attorney-in-fact, then in order to validly tender, the undersigned must obtain and deliver with this Letter of Transmittal, Notes that are endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the Notes on behalf of such registered holder, in any case signed exactly as the name of the registered holder appears on the Notes, with the signatures on the certificates or instruments of transfer guaranteed as described below.

          The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Statement and in the instructions in this Letter of Transmittal will constitute the undersigned’s acceptance of the terms and conditions of the Offer. NPS Pharmaceuticals’ acceptance of such Notes for payment will constitute a binding agreement between the undersigned and NPS Pharmaceuticals upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that NPS Pharmaceuticals will be deemed to have accepted for payment (and thereby purchased) tendered Notes, or defectively tendered Notes with respect to which NPS Pharmaceuticals has, or has caused to be, waived such defect, if, as and when NPS Pharmaceuticals gives written notice to the Depositary of its acceptance for payment of such Notes.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby, and that when such tendered Notes are accepted for payment by NPS Pharmaceuticals, NPS Pharmaceuticals will acquire good and valid title to the Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to adverse claims or rights.

          The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by NPS Pharmaceuticals to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

          The undersigned understands that NPS Pharmaceuticals reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates the right to purchase all or any of the Notes validly tendered pursuant to the Offer. If such assignment occurs, the assignee-affiliate will purchase the Notes validly tendered. However, any such transfer or assignment will not relieve NPS Pharmaceuticals of its obligations under the Offer and will not prejudice the undersigned’s right to receive the purchase price in exchange for the Notes validly tendered and accepted for payment on the acceptance date.

          All authority herein conferred or agreed to be conferred by this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

          The undersigned understands that the delivery and surrender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, or a properly transmitted Agent’s Message, together with all accompanying evidences of authority and any other required documents in form satisfactory to NPS Pharmaceuticals. All questions as to the form of all documents and the validity, including time of receipt, acceptance for payment and withdrawal of tendered Notes, will be determined by NPS Pharmaceuticals, in its sole discretion, which determination will be final and binding.

          Unless otherwise indicated herein in the box below labeled “A. Special Issuance/ Delivery Instructions,” the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned, and in the case of Notes tendered by book-entry transfer, by credit to the undersigned’s DTC account. Unless otherwise indicated herein in the box below labeled “B. Special Payment Instructions,” the undersigned hereby request(s) that any checks for payments to be made in connection with the Offer be issued to the order of, and delivered to, the undersigned.

          If the “A. Special Issuance/ Delivery Instructions” box is completed, the undersigned hereby request(s) that any Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated or credited to the DTC account therein indicated.

          The undersigned recognizes that NPS Pharmaceuticals has no obligation pursuant to the “A. Special Issuance/ Delivery Instructions” box to transfer any Notes from the registered holder(s) thereof if it does not accept for purchase any of such tendered Notes. In the event that the “B. Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks for payments to be made in connection with the Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

A. SPECIAL ISSUANCE/ DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

     To be completed ONLY if Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

Name: ______________________________________________________________________________________________________
(Please Print)

Address: ____________________________________________________________________________________________________
(Including ZIP Code)

____________________________________________________________________________________________________________
(Tax Identification or Social Security Number) (See Substitute Form W-9 Herein)

Credit unpurchased Notes by book-entry to the DTC account set forth below:

Number of Account Party: ______________________________________________________________________________________

B. SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

     To be completed ONLY if checks are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Notes Tendered” within this Letter of Transmittal.

Name: ______________________________________________________________________________________________________
(Please Print)

Address: ____________________________________________________________________________________________________
(Including ZIP Code)

____________________________________________________________________________________________________________
(Tax Identification or Social Security Number) (See Substitute Form W-9 Herein)

PLEASE SIGN BELOW
(TO BE COMPLETED BY ALL TENDERING HOLDERS REGARDLESS OF WHETHER
NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

          By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Notes listed in the box above labeled “Description of Notes Tendered” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

          This Letter of Transmittal must be signed by the holder(s) exactly as its name(s) appear(s) on certificate(s) representing Notes, or if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

X__________________________________________________________________________________________________________

X__________________________________________________________________________________________________________
Signature(s) of Registered Holder(s) or Authorized Signatory
(See Guarantee Requirement Below)

Dated: ______________________________________________________________________________________________________

Name(s): ____________________________________________________________________________________________________
(Please Print)

Capacity: ___________________________________________________________________________________________________

Address: ____________________________________________________________________________________________________
(Including Zip Code)

Area Code and Telephone Number: ______________________________________________________________________________

Tax Identification or Social Security No.: __________________________________________________________________________
(Please Complete Accompanying Substitute Form W-9)

MEDALLION SIGNATURE GUARANTEE
(If Required — See Instructions 1 and 5)

Authorized Signature: _________________________________________________________________________________________

Name and Title: ______________________________________________________________________________________________
(Please Print)

Dated: ______________________________________________________________________________________________________

Name of Firm: _______________________________________________________________________________________________

Address: ____________________________________________________________________________________________________

Area Code and Telephone Number: ______________________________________________________________________________

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

          1.  Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Notes are tendered by the registered holder of such Notes, or by a participant in DTC whose name appears on a security position listing as the owner of such Notes, and that holder has not completed either of the boxes entitled “A. Special Issuance/Delivery Instructions” or “B. Special Payment Instructions” of this Letter of Transmittal, or for the account of an Eligible Institution. If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal, or if certificates for unpurchased Notes are to be issued to a person other than the registered holder, the signatures on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor. See Instruction 5.

          2.  Delivery of Letter of Transmittal and Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by holders if:

•	certificates for tendered Notes are to be physically delivered to the Depositary;

•	certificates for tendered Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary; or

•

tender of Notes is to be made by book-entry transfer to the Depositary’s account at DTC pursuant to the procedures for book-entry transfer set forth under the caption “Terms of the Offer — Procedure for Tendering” in the Statement, and instructions are not being transmitted through ATOP.

          All physically delivered Notes, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) or an Agent’s Message and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or before the Expiration Date (in order to receive the purchase price).

          DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. DELIVERY WILL BE DEEMED MADE ONLY WHEN DOCUMENTS ARE ACTUALLY RECEIVED BY THE DEPOSITARY.

          The method of delivery of this Letter of Transmittal, certificates for Notes and all other required documents, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the election and risk of the tendering holder. If a holder chooses to deliver by mail, the recommended method is by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary.

          Holders whose certificates are not immediately available or who cannot deliver certificates for their Notes and all other required documents to the Depositary on or before the Expiration Date, or whose Notes cannot be delivered on or before the Expiration Date under the procedures for book-entry transfer, may tender their Notes by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery, or facsimile of it, and by otherwise complying with the guaranteed delivery procedure set forth in the section of the Statement titled “Terms of the Offer — Procedure for Tendering Notes — Guaranteed Delivery” of the Statement. Under such procedure, the certificates for all physically-tendered Notes or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal, or manually signed facsimile of it, or an Agent’s Message, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Market trading days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in the section of the Statement titled “Terms of the Offer — Procedure for Tendering Notes — Guaranteed Delivery.”

          The Notice of Guaranteed Delivery may be delivered by hand, mail, overnight courier, telegram or facsimile transmission to the Depositary and must include, if necessary, a guarantee by an Eligible Institution in the form set forth in such notice. For Notes to be tendered validly under the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

          No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, or a facsimile hereof, waive any right to receive any notice of the acceptance of their Notes for payment.

          3.  Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the principal amount represented by Notes should be listed on a separate signed schedule attached to this Letter of Transmittal.

          4.  Partial Tenders. (Not applicable to holders who tender by book-entry transfer.) Tenders of Notes will be accepted only in integral multiples of $1,000 principal amount. If holders wish to tender with respect to less than the entire principal amount of any Notes submitted, holders must fill in the principal amount that is to be tendered in the columns entitled “Principal Amount Tendered.” In the case of a partial tender of Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Notes that were evidenced by such holder’s old certificates will be sent to such holder, unless otherwise provided in the appropriate box of this Letter of Transmittal. The entire principal amount that is represented by the Notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated.

          5.  Signature on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holders of the Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the Note position listing as the owner of the Notes.

          If any of the Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

          If this Letter of Transmittal or any Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to NPS Pharmaceuticals of such person’s authority to so act must be submitted.

          When this Letter of Transmittal is signed by the registered holders of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered holders, in which case signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

          If this Letter of Transmittal is signed other than by the registered holders of the Notes listed, the Notes must be endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the Notes on behalf of such registered holders, in any case signed exactly as the name or names of the registered holders appear on the Notes, with the signatures on the certificates or instruments of transfer guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

          6.  Special Issuance/Delivery and Special Payment Instructions. If certificates for Notes representing principal amounts not tendered or not accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such Notes are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate “A. Special Issuance/Delivery Instructions” or “B. Special Payment Instructions” box on this Letter of Transmittal should be completed. All Notes tendered by book-entry transfer and not accepted for payment will, except as otherwise indicated, be returned by crediting the account at DTC designated above as the account for which such Notes were delivered.

          7.  Transfer Taxes. Except as set forth in this Instruction 7, NPS Pharmaceuticals will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to NPS Pharmaceuticals, or to NPS Pharmaceuticals’ order, pursuant to the Offer. If payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

          8.  Waiver of Conditions. The conditions of the Offer are for the sole benefit of NPS Pharmaceuticals. The conditions may be asserted by NPS Pharmaceuticals regardless of the circumstances, including any action or inaction by NPS Pharmaceuticals, giving rise to such condition or may be waived by NPS Pharmaceuticals in whole or in part at any time and from time to time in its sole discretion on or prior to the Expiration Date. The failure of NPS Pharmaceuticals at any time to exercise any of its rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.

          9.  Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Statement or this Letter of Transmittal may be directed to any Dealer Manager or the Information Agent at their respective addresses and/or telephone numbers set forth below. A holder may also contact such holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

          IMPORTANT: This Letter of Transmittal, or a facsimile hereof, together with Notes and all other required documents, must be received by the Depositary on or before the Expiration Date in order for holders to receive the purchase price.

IMPORTANT TAX INFORMATION

          To ensure compliance with Treasury Department Circular 230, holders are hereby notified that: (a) any discussion of federal tax issues in the Statement or this Letter of Transmittal is not intended or written to be relied upon, and cannot be relied upon, by holders for the purpose of avoiding penalties that may be imposed on holders under the Internal Revenue Code; (b) such discussion is used in connection with the promotion or marketing (within the meaning of Circular 230) of the transactions or matters addressed herein; and (c) holders should seek advice based on their particular circumstances from an independent tax advisor.

          Under U.S. federal income tax law, a holder whose tendered Notes are accepted for payment is generally required to provide the Depositary with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. A tendering holder must cross out item (2) in the certification box on Substitute Form W-9 if such holder is subject to backup withholding. A TIN is generally an individual holder’s social security number or a holder’s employer identification number. If the Depositary is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to such holder with respect to Notes purchased pursuant to the Offer may be subject to backup withholding (currently set at 28% of the payment). More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

          Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

          Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Foreign holders must establish their status as exempt recipients from backup withholding and can do so by submitting to the Depositary a properly completed Internal Revenue Service Form W-8 (available from the Depositary), signed, under penalties of perjury, attesting to such holder’s exempt foreign status.

          Holders are urged to consult their own tax advisors to determine whether they are exempt from backup withholding.

Purpose of Substitute Form W-9

          To prevent backup withholding on any payment made to a holder with respect to Notes purchased pursuant to the Offer, the holder is required to notify the Depositary of the holder’s correct TIN by completing the form below, certifying that: (A) the TIN provided on Substitute Form W-9 is correct; (B) either (1) the holder is exempt from backup withholding, (2) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding; and (C) the holder is a United States person (including a United States resident alien).

What Number to Give the Depositary

          The holder is required to give the Depositary the TIN of the record owner of the Notes. If the surrendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder should so indicate where appropriate in Part II, and sign and date the Substitute Form W-9. The Depository will withhold on all payments made prior to the time a properly certified TIN is provided to it.  A U.S. Holder who is applying for a TIN should furnish the Depositary with such Holder’s TIN as soon as it is received. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

SUBSTITUTE Form W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN (Social Security Number or Employer Identification Number)
Department of the Treasury, Internal Revenue Service

Part 2—CERTIFICATION—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number;
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (‘IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Payer’s Request for Taxpayer Identification Number (TIN)

CERTIFICATE INSTRUCTIONS—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.

NAME: _________________________________________________________________________________________

ADDRESS: _________________________________________________________________________________________

SIGNATURE: _________________________________________________________________________________________

DATE: _________________________________________________________________________________________

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF THE PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          Questions and requests for assistance may be directed to Jefferies & Company, Inc. (the “Dealer Manager”) or D.F. King & Co., Inc. (the “Information Agent”). Requests for additional copies of the Statement or this Letter of Transmittal should be directed to the Information Agent.

The Depositary for the Offer is:

U.S. Bank National Association
By Mail, Overnight Mail, Courier or Hand:

60 Livingston Avenue
St. Paul, Minnesota 55107
Attention: Specialized Finance

For Information: (800) 934-6802

By Facsimile: (651) 495- 8158

The Information Agent for the Offer is:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005

Banks and Brokers call collect: (212) 269-5550
All others call toll free: (888) 644-5854

The Dealer Manager for the Offer is:

Jefferies & Company, Inc.
520 Madison Avenue
New York, New York 10022
Attention: Kenneth W. Calligar
(800) 443-6605 (U.S. Toll Free)